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                                                                    EXHIBIT 21.1
                           WEINGARTEN REALTY INVESTORS
                     LIST OF SUBSIDIARIES OF THE REGISTRANT


                                                                   STATE OF
                          SUBSIDIARY                            INCORPORATION
--------------------------------------------------------------  -------------
Weingarten Realty Management Company . . . . . . . . . . . . .      Texas
Weingarten Nostat, Inc.. . . . . . . . . . . . . . . . . . . .      Texas
Weingarten/Lufkin, Inc.. . . . . . . . . . . . . . . . . . . .      Texas
WRI/Post Oak, Inc. . . . . . . . . . . . . . . . . . . . . . .      Texas
WRI/7080 Express Lane, Inc.. . . . . . . . . . . . . . . . . .      Texas
Weingarten Properties Trust. . . . . . . . . . . . . . . . . .      Texas
Main/O.S.T., Ltd.. . . . . . . . . . . . . . . . . . . . . . .      Texas
Phelan Boulevard Venture . . . . . . . . . . . . . . . . . . .      Texas
Northwest Hollister Venture. . . . . . . . . . . . . . . . . .      Texas
East Town, Lake Charles, Co. . . . . . . . . . . . . . . . . .    Louisiana
Alabama-Shepherd Shopping Center . . . . . . . . . . . . . . .      Texas
Sheldon Center, Ltd. . . . . . . . . . . . . . . . . . . . . .      Texas
Jacinto City, Ltd. . . . . . . . . . . . . . . . . . . . . . .      Texas
Weingarten/Finger Venture. . . . . . . . . . . . . . . . . . .      Texas
Rosenberg, Ltd.. . . . . . . . . . . . . . . . . . . . . . . .      Texas
Eastex Venture . . . . . . . . . . . . . . . . . . . . . . . .      Texas
South Loop-Long Wayside Company. . . . . . . . . . . . . . . .      Texas
WRI/Crosby Venture . . . . . . . . . . . . . . . . . . . . . .      Texas
WRI/Dickinson Venture. . . . . . . . . . . . . . . . . . . . .      Texas
Market at Town Center-Sugar Land Partnership . . . . . . . . .      Texas
Markham West Shopping Center, L. P.. . . . . . . . . . . . . .    Delaware
AN/WRI Partnership, Ltd. . . . . . . . . . . . . . . . . . . .      Texas
Weingarten/Bridges at Smoky Hills. . . . . . . . . . . . . . .      Texas
Weingarten/Miller Elizabeth Joint Venture. . . . . . . . . . .      Texas
Miller Weingarten Realty, LLC. . . . . . . . . . . . . . . . .    Colorado
Weingarten/Investments, Inc. . . . . . . . . . . . . . . . . .      Texas
Weingarten/Miller/Fiest Joint Venture. . . . . . . . . . . . .      Texas
Weingarten/Miller/Fiest II Joint Venture . . . . . . . . . . .      Texas
Weingarten/Miller/Englewood Joint Venture. . . . . . . . . . .      Texas
Weingarten/Miller/Thorncreek Joint Venture . . . . . . . . . .      Texas
Weingarten-Murphy, Ltd.. . . . . . . . . . . . . . . . . . . .      Texas
WRI/Pembroke, Ltd. . . . . . . . . . . . . . . . . . . . . . .      Texas
WRI/Lone Star, Inc.. . . . . . . . . . . . . . . . . . . . . .      Texas
WRI/Pavilion, Inc. . . . . . . . . . . . . . . . . . . . . . .      Texas
WRI/Rockwall, Inc. . . . . . . . . . . . . . . . . . . . . . .      Texas
Nanocorp, Inc. . . . . . . . . . . . . . . . . . . . . . . . .      Texas
WRI Interests, Inc.. . . . . . . . . . . . . . . . . . . . . .      Texas

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                                                   Table continued on next page


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                                                         EXHIBIT 21.1 (CONT'D.)


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                                                                   STATE OF
                          SUBSIDIARY                            INCORPORATION
--------------------------------------------------------------  -------------
SPM/WRI College Station, L.P . . . . . . . . . . . . . . . . .      Texas
SPM/WRI Rockwall, L.P. . . . . . . . . . . . . . . . . . . . .      Texas
S/W Albuquerque, L.P.. . . . . . . . . . . . . . . . . . . . .      Texas
Weingarten GS, Inc.. . . . . . . . . . . . . . . . . . . . . .      Texas
Weingarten GS Delaware, Inc. . . . . . . . . . . . . . . . . .    Delaware
Weingarten Golden State, Inc.. . . . . . . . . . . . . . . . .    Delaware
Weingarten/Miller Lowry Joint Venture. . . . . . . . . . . . .      Texas
Weingarten/Miller Aurora Joint Venture . . . . . . . . . . . .      Texas
WRI GS Partnership, L.P. . . . . . . . . . . . . . . . . . . .    Delaware
WRI Golden State, LLC. . . . . . . . . . . . . . . . . . . . .    Delaware
Chino Hills Holdings, LLC. . . . . . . . . . . . . . . . . . .    Delaware
Falls Pointe Holdings, LLC . . . . . . . . . . . . . . . . . .    Delaware
High House Holdings, LLC . . . . . . . . . . . . . . . . . . .    Delaware
Weingarten/Maya Tropicana Venture. . . . . . . . . . . . . . .     Nevada
Weingarten/Miller/Westminster Joint Venture. . . . . . . . . .      Texas
WRI/Chino Hills, LLC . . . . . . . . . . . . . . . . . . . . .    Delaware
WRI/Falls Pointe, LLC. . . . . . . . . . . . . . . . . . . . .    Delaware
WRI/High House LLC . . . . . . . . . . . . . . . . . . . . . .    Delaware
Weingarten/Miller/American Fork Joint Venture. . . . . . . . .      Texas
Weingarten/Miller/American Fork LLC. . . . . . . . . . . . . .    Colorado
WRI/Miller Westminster I, LLC. . . . . . . . . . . . . . . . .    Delaware
WRI/Miller Westminster II, LLC . . . . . . . . . . . . . . . .    Delaware
WRI/Pitman Corners, Inc. . . . . . . . . . . . . . . . . . . .      Texas
WRI/Raleigh L. P.. . . . . . . . . . . . . . . . . . . . . . .    Delaware
WRI/Louisiana Holdings, Inc. . . . . . . . . . . . . . . . . .    Delaware
WRI/Special Services, Inc. . . . . . . . . . . . . . . . . . .      Texas
WRI/TEXLA, LLC . . . . . . . . . . . . . . . . . . . . . . . .    Louisiana

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